Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of June 30, 2009

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF JUNE 30, 2009

INDEX TO SUPPLEMENT
Page:
SAFE HARBOR STATEMENT & REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	7

INVESTMENTS	16

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	18

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	19

RATINGS SUMMARY	20

EXHIBIT I - TOP 30 CORPORATE ISSUER EXPOSURES	21

EXHIBIT II - COMMERCIAL MORTGAGE LOANS SUMMARY	22

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $24 billion in assets and $8 billion in annual revenue. Assurant has approximately 15,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) deterioration in the Company’s market capitalization compared to its book value that could impair the Company’s goodwill; (iv) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies, unemployment and inflationary pressure); (v) inadequacy of reserves established for future claims losses; (vi) failure to predict or manage benefits, claims and other costs; (vii) losses due to natural and man-made catastrophes; (viii) increases or decreases in tax valuation allowances; (ix) current or new laws and regulations that could increase our costs or limit our growth; (x) fluctuations in exchange rates and other risks related to our international operations; (xi) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xii) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments, environmental liability exposure and inability to target an appropriate overall risk level); (xiii) inability of reinsurers to meet their obligations; (xiv) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xv) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xvi) a further decline in the manufactured housing industry; (xvii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (xviii) failure to effectively maintain and modernize our information systems; (xix) failure to protect client information and privacy; (xx) failure to find and integrate suitable acquisitions and new insurance ventures; (xxi) inability of our subsidiaries to pay sufficient dividends; (xxii) failure to provide for succession of senior management and key executives; (xxiii) negative impact on our business and negative publicity due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); and (xxiv) significant competitive pressures in our businesses and cyclicality of the insurance industry.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2008 Annual Report on Form 10-K and our first quarter 2009 Form 10-Q, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals year-to-date net operating income divided by average stockholders’ equity for the year to date period, excluding AOCI, and then the return is annualized. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure for this included measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended June 30, 2009 and 2008 was 19.2% and 18.0%, respectively, and for the six months ended June 30, 2009 and 2008 was 13.6% and 18.1%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands, except number of shares and per share amounts)	2009	2008	2009	2008
Net operating income (1)	$99,297	$185,797	$237,076	$400,670

Net realized losses on investments	(3,992)	(22,473)	(40,190)	(50,516)

Tax benefit realized from the sale of an inactive subsidiary	—	26,630	—	26,630

Change in tax valuation allowance	13,021	—	(7,979)	—

Legal settlement	84,996	—	84,996	—

Net income	$193,322	$189,954	$273,903	$376,784

Total revenues	$2,273,609	$2,248,760	$4,361,486	$4,426,085

PER SHARE AND SHARE DATA:

Basic earnings per common share
Net operating income (2)	$0.84	$1.57	$2.01	$3.39
Net income (2)	$1.63	$1.61	$2.32	$3.19
Weighted average common shares outstanding - basic (2)	118,482,958	118,309,388	118,188,879	118,206,453

Diluted earnings per common share
Net operating income (2)	$0.84	$1.55	$2.00	$3.35
Net income (2)	$1.63	$1.59	$2.31	$3.15
Weighted average common shares outstanding - diluted (2)	118,728,304	119,640,883	118,435,031	119,551,305

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.
(2)	Weighted average shares outstanding and earnings per share amounts have been revised to reflect the adoption of Financial Accounting Standards Board Staff Position (“FSP”) Emerging Issues Task Force (“EITF”) Issue No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), as of January 1, 2009. For further information on FSP EITF 03-6-1, please see our previously filed first quarter 2009 Form 10-Q and our upcoming second quarter 2009 Form 10-Q.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of June 30, 2009	As of March 31, 2009	As of December 31, 2008
Total assets	$24,822,474	$23,820,644	$24,514,586

Total stockholders’ equity	$4,364,577	$3,670,322	$3,709,505

Total stockholders’ equity (excluding AOCI)	$4,676,177	$4,452,650	$4,380,451

Basic book value per share (1)	$36.83	$30.99	$31.53
Basic book value per share (excluding AOCI) (1)	$39.46	$37.60	$37.24
Shares outstanding for basic book value per share calculation (1)	118,494,717	118,432,367	117,640,936

Diluted book value per share (1)	$36.76	$30.98	$31.47
Diluted book value per share (excluding AOCI) (1)	$39.38	$37.58	$37.16
Shares outstanding for diluted book value per share calculation (1)	118,736,239	118,477,818	117,870,037

Tangible book value per diluted share (2)	$27.44	$25.52	$25.01

Debt to total capital ratio (excluding AOCI)	17.3%	18.0%	18.3%

(1)	Shares outstanding for book value per share calculations and book value per share amounts have been revised to reflect the adoption of FSP EITF 03-6-1 as of 1/1/09. For further information on FSP EITF 03-6-1, please see our previously filed first quarter 2009 Form 10-Q and our upcoming second quarter 2009 Form 10-Q.
(2)	Tangible book value per diluted share is total stockholders’ equity excluding AOCI, goodwill and other intangible assets divided by shares outstanding for diluted book value per share calculation. This calculation does not exclude deferred acquisition costs.

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

(Unaudited)

	At June 30, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,401,308	$2,351,719	$887,976	$2,369,739	$437,417	$13,448,159
Reinsurance recoverables	623,572	317,979	7,273	24,651	3,100,228	4,073,703
Deferred acquisition costs	2,332,227	202,527	10,943	27,433	—	2,573,130
Goodwill	—	—	—	—	1,009,394	1,009,394
Assets held in separate accounts	208,461	—	—	—	1,555,808	1,764,269
Other assets	506,267	319,542	112,837	102,254	912,919	1,953,819

Total assets	$11,071,835	$3,191,767	$1,019,029	$2,524,077	$7,015,766	$24,822,474

Liabilities
Policyholder benefits and claims payable	$4,666,847	$364,238	$456,556	$1,738,184	$3,309,285	$10,535,110
Unearned premiums	3,816,141	1,208,368	127,128	10,016	41,789	5,203,442
Debt	—	—	—	—	972,007	972,007
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	208,461	—	—	—	1,555,808	1,764,269
Accounts payable and other liabilities	737,363	246,101	139,841	244,447	607,157	1,974,909

Total liabilities	9,428,812	1,818,707	723,525	1,992,647	6,494,206	20,457,897
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,643,023	1,373,060	295,504	531,430	833,160	4,676,177
Accumulated other comprehensive loss	—	—	—	—	(311,600)	(311,600)

Total stockholders’ equity	1,643,023	1,373,060	295,504	531,430	521,560	4,364,577

Total liabilities and stockholders’ equity	$11,071,835	$3,191,767	$1,019,029	$2,524,077	$7,015,766	$24,822,474

	At December 31, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,457,948	$2,434,697	$899,271	$2,376,324	$(60,764)	$13,107,476
Reinsurance recoverables	625,127	369,328	7,333	21,414	2,986,968	4,010,170
Deferred acquisition costs	2,407,675	201,817	16,623	24,557	—	2,650,672
Goodwill	—	—	—	—	1,001,899	1,001,899
Assets held in separate accounts	208,352	—	—	—	1,570,457	1,778,809
Other assets	452,076	329,288	117,534	136,770	929,892	1,965,560

Total assets	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

Liabilities
Policyholder benefits and claims payable	$4,588,939	$414,832	$423,100	$1,775,990	$3,195,515	$10,398,376
Unearned premiums	3,985,167	1,243,043	124,759	13,168	41,722	5,407,859
Debt	—	—	—	—	971,957	971,957
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	208,352	—	—	—	1,570,457	1,778,809
Accounts payable and other liabilities	828,654	400,652	155,427	266,356	585,831	2,236,920

Total liabilities	9,611,112	2,058,527	703,286	2,055,514	6,376,642	20,805,081
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,540,066	1,276,603	337,475	503,551	722,756	4,380,451
Accumulated other comprehensive loss	—	—	—	—	(670,946)	(670,946)

Total stockholders’ equity	1,540,066	1,276,603	337,475	503,551	51,810	3,709,505

Total liabilities and stockholders’ equity	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

(1)	Corporate & Other includes all accumulated other comprehensive income/losses and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands, net of tax)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Assurant Solutions	$27,894	$30,311	$11,884	$20,387	$32,355	$47,557	$58,205	$79,912
Assurant Specialty Property	91,228	104,668	118,475	30,942	131,042	124,744	195,896	255,786
Assurant Health	(10,330)	14,672	25,066	30,204	27,721	37,263	4,342	64,984
Assurant Employee Benefits	12,128	7,022	14,138	21,457	18,630	16,332	19,150	34,962
Corporate and other	(16,157)	(13,442)	(10,735)	(14,858)	(18,777)	(5,882)	(29,599)	(24,659)
Amortization of deferred gains on disposal of businesses	4,388	4,421	4,763	4,796	4,763	4,796	8,809	9,559
Interest expense	(9,854)	(9,873)	(9,872)	(9,874)	(9,937)	(9,937)	(19,727)	(19,874)

Net operating income	99,297	137,779	153,719	83,054	185,797	214,873	237,076	400,670

Adjustments:
Net realized losses on investments	(3,992)	(36,198)	(33,642)	(194,483)	(22,473)	(28,043)	(40,190)	(50,516)
Tax benefit realized from the sale of an inactive subsidiary	—	—	62,364	—	26,630	—	—	26,630
Change in tax valuation allowance	13,021	(21,000)	—	—	—	—	(7,979)	—
Legal settlement	84,996	—	—	—	—	—	84,996	—

Net income (loss)	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$273,903	$376,784

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands, except per share data and closing stock price)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenues:
Net earned premiums and other considerations	$1,875,866	$1,874,579	$2,004,279	$1,984,136	$1,995,516	$1,941,417	$3,750,445	$3,936,933
Net investment income	174,932	178,479	183,048	192,314	201,211	197,774	353,411	398,985
Net realized (losses) gains on investments	(6,142)	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(61,831)	(77,717)
Amortization of deferred gains on disposal of businesses	6,750	6,802	7,327	7,379	7,327	7,379	13,552	14,706
Fees and other income	222,203	83,706	77,711	69,911	79,280	73,898	305,909	153,178

	2,273,609	2,087,877	2,220,608	1,954,535	2,248,760	2,177,325	4,361,486	4,426,085

Benefits, losses and expenses:
Policyholder benefits	989,402	960,342	988,432	1,095,048	998,208	937,459	1,949,744	1,935,667
Selling, underwriting, general and administrative expenses	987,529	954,479	1,025,532	1,007,817	985,851	938,650	1,942,008	1,924,501
Interest expense	15,160	15,189	15,188	15,190	15,287	15,288	30,349	30,575

	1,992,091	1,930,010	2,029,152	2,118,055	1,999,346	1,891,397	3,922,101	3,890,743

Income (loss) before provision for income taxes	281,518	157,867	191,456	(163,520)	249,414	285,928	439,385	535,342
(Benefit) provision for income taxes	88,196	77,286	9,015	(52,091)	59,460	99,098	165,482	158,558

Net income (loss)	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$273,903	$376,784

Diluted per share data:
Net operating income per diluted share (1)	$0.84	$1.17	$1.30	$0.70	$1.55	$1.80	$2.00	$3.35
Book value per diluted share (excluding AOCI) (1)	$39.38	$37.58	$37.16	$35.56	$36.64	$35.28	$39.38	$36.68

Computation of return on average equity measures:
Numerator:
Net operating income	$99,297	$137,779	$153,719	$83,054	$185,797	$214,873	$237,076	$400,670
Net income (loss)	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$273,903	$376,784
Denominator:
Average equity, excluding AOCI	$4,564,413	$4,416,551	$4,294,030	$4,296,429	$4,298,980	$4,123,852	$4,528,314	$4,210,120
Add: Average AOCI	(546,964)	(726,637)	(573,372)	(306,783)	(71,632)	24,207	(491,273)	(41,928)

Average equity, including AOCI	$4,017,449	$3,689,914	$3,720,658	$3,989,646	$4,227,348	$4,148,059	$4,037,041	$4,168,192
Annualized operating return on average equity	8.7%	12.5%	14.3%	7.7%	17.3%	20.8%	10.5%	19.0%
Annualized GAAP return on average equity	19.2%	8.7%	19.6%	-11.2%	18.0%	18.0%	13.6%	18.1%

Annualized operating return on average equity (excluding AOCI) (2)	8.7%	12.5%	14.3%	7.7%	17.3%	20.8%	10.5%	19.0%
Net realized (losses) gains on investments	-0.3%	-3.3%	-3.1%	-18.1%	-2.1%	-2.7%	-1.8%	-2.4%
Tax benefit realized from the sale of an inactive subsidiary	—	—	5.8%	—	2.5%	—	—	1.3%
Change in tax valuation allowance	1.1%	-1.9%	0.0%	—	—	—	-0.4%	—
Legal settlement	7.4%	—	—	—	—	—	3.8%	—
Change due to effect of including AOCI	2.3%	1.4%	2.6%	-0.8%	0.3%	-0.1%	1.5%	0.2%

Annualized GAAP return on average equity (2)	19.2%	8.7%	19.6%	-11.2%	18.0%	18.0%	13.6%	18.1%

Share repurchases:
Shares repurchased	—	—	—	1,000,000	—	—	—	—
Average repurchase price per share	$—	$—	$—	$59.00	$—	$—	$—	$—
Repurchase price	$—	$—	$—	$59,000	$—	$—	$—	$—
AIZ Closing stock price (NYSE)	$24.09	$21.78	$30.00	$55.00	$65.96	$60.86	$24.09	$65.96

Investment yield (3)	5.23%	5.32%	5.29%	5.44%	5.56%	5.61%	5.26%	5.59%

Tax-adjusted yield (3) (4)	5.37%	5.47%	5.44%	5.59%	5.71%	5.72%	5.40%	5.72%

Investment income from real estate joint venture partnerships	$—	$—	$414	$—	$3,457	$—	$—	$3,457

(1)	Net operating income per diluted share and book value per diluted share reflect the adoption of FSP EITF 03-6-1 as of 1/1/09. For further information on FSP EITF 03-6-1, please see our previously filed first quarter 2009 Form 10-Q and our upcoming second quarter 2009 Form 10-Q.
(2)	See Footnote (2) Regulation G—Non GAAP Financial Measures on page 1.
(3)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenues:
Net earned premiums and other considerations	$666,935	$644,612	$722,170	$707,115	$700,629	$683,493	$1,311,547	$1,384,122
Net investment income	97,106	97,995	99,921	105,539	108,425	106,730	195,101	215,155
Fees and other income	51,960	52,031	49,936	40,623	47,668	44,281	103,991	91,949

	816,001	794,638	872,027	853,277	856,722	834,504	1,610,639	1,691,226

Benefits, losses and expenses:
Policyholder benefits	261,325	272,022	310,715	295,190	306,173	286,680	533,347	592,853
Selling, underwriting, general and administrative expenses	509,388	475,604	535,507	527,779	503,073	475,533	984,992	978,606

	770,713	747,626	846,222	822,969	809,246	762,213	1,518,339	1,571,459

Income before provision for income taxes	45,288	47,012	25,805	30,308	47,476	72,291	92,300	119,767
Provision for income taxes	17,394	16,701	13,921	9,921	15,121	24,734	34,095	39,855

Net operating income	$27,894	$30,311	$11,884	$20,387	$32,355	$47,557	$58,205	$79,912

Net earned premiums and other considerations:
Domestic:
Credit	$62,740	$65,941	$66,166	$70,270	$69,808	$73,253	$128,681	$143,061
Service contracts	354,783	346,508	375,433	334,386	335,552	319,515	701,291	655,067
Other	22,054	14,579	15,854	13,685	15,186	15,434	36,633	30,620

Total Domestic	439,577	427,028	457,453	418,341	420,546	408,202	866,605	828,748

International:
Credit	79,835	74,173	82,872	98,645	88,661	98,264	154,008	186,925
Service contracts	97,280	87,903	93,708	93,745	90,128	77,667	185,183	167,795
Other	4,107	3,660	3,813	(139)	6,903	9,598	7,767	16,501

Total International	181,222	165,736	180,393	192,251	185,692	185,529	346,958	371,221

Preneed:
Domestic and international	39,229	44,486	76,616	88,293	85,253	80,654	83,715	165,907
Domestic independent runoff	6,907	7,362	7,708	8,230	9,138	9,108	14,269	18,246

Total Preneed	46,136	51,848	84,324	96,523	94,391	89,762	97,984	184,153

Total	$666,935	$644,612	$722,170	$707,115	$700,629	$683,493	$1,311,547	$1,384,122

Fee income:
Domestic:
Debt protection	$10,232	$9,271	$9,765	$8,495	$8,284	$7,915	$19,503	$16,199
Service contracts	23,068	27,709	22,515	18,472	19,941	18,370	50,777	38,311
Other	5,593	3,947	6,614	6,873	7,439	5,735	9,540	13,174

Total Domestic	38,893	40,927	38,894	33,840	35,664	32,020	79,820	67,684

International	7,330	6,072	6,201	7,272	9,706	9,740	13,402	19,446
Preneed	5,737	5,032	4,841	(489)	2,298	2,521	10,769	4,819

Total	$51,960	$52,031	$49,936	$40,623	$47,668	$44,281	$103,991	$91,949

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Gross written premiums:
Domestic:
Credit	$136,450	$135,346	$147,313	$151,717	$152,730	$152,341	$271,796	$305,071
Service contracts	245,306	246,883	355,163	385,153	396,157	393,811	492,189	789,968
Other	43,985	15,074	19,701	17,858	17,076	16,758	59,059	33,834

Total Domestic	425,741	397,303	522,177	554,728	565,963	562,910	823,044	1,128,873

International:
Credit	197,605	171,379	180,516	213,322	214,407	219,212	368,984	433,619
Service contracts	98,494	107,070	132,710	133,226	110,714	101,002	205,564	211,716
Other	6,734	5,387	5,696	1,375	8,962	11,348	12,121	20,310

Total International	302,833	283,836	318,922	347,923	334,083	331,562	586,669	665,645

Total	$728,574	$681,139	$841,099	$902,651	$900,046	$894,472	$1,409,713	$1,794,518

Preneed (face sales)	$126,263	$103,124	$99,009	$121,021	$120,859	$104,424	$229,387	$225,283

Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	-19.05%	-23.85%	-19.10%	-7.40%	-4.26%	-2.62%	-21.44%	-3.45%
FX impact	-5.03%	-6.83%	-5.53%	0.96%	2.34%	3.43%	-5.93%	2.83%

Excluding FX impact	-14.02%	-17.02%	-13.57%	-8.36%	-6.60%	-6.05%	-15.51%	-6.28%
Net earned premiums:
Including FX impact	-4.81%	-5.69%	6.38%	8.80%	13.25%	17.23%	-5.24%	15.18%
FX impact	-3.76%	-5.37%	-4.42%	0.56%	1.65%	2.42%	-4.55%	1.94%

Excluding FX impact	-1.05%	-0.32%	10.80%	8.24%	11.60%	14.81%	-0.69%	13.24%
Net operating income:
Including FX impact	-13.79%	-36.26%	-63.17%	-45.45%	7.10%	7.91%	-27.16%	7.58%
FX impact	3.32%	-0.51%	0.24%	-1.42%	-4.64%	1.99%	1.04%	-2.37%

Excluding FX impact	-17.11%	-35.75%	-63.41%	-44.03%	11.74%	5.92%	-28.20%	9.95%

Combined ratios (a):
Domestic	97.6%	98.3%	101.6%	104.7%	99.4%	96.5%	98.0%	98.0%
International	111.6%	107.3%	113.9%	105.6%	111.4%	102.3%	109.5%	106.9%

Preneed yield (2)	5.83%	5.94%	5.89%	6.04%	6.16%	6.13%	5.86%	6.15%
Preneed average invested assets	$3,907,868	$3,861,302	$3,896,574	$3,919,388	$3,937,722	$3,963,127	$3,896,518	$3,948,227

Investment yield (2)	5.41%	5.45%	5.34%	5.60%	5.76%	5.72%	5.41%	5.74%
Tax-adjusted yield (2) (3)	5.52%	5.57%	5.45%	5.72%	5.89%	5.81%	5.52%	5.85%

Investment income from real estate joint venture partnerships	$—	$—	$240	$—	$1,210	$—	$—	$1,210

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenues:
Net earned premiums and other considerations	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$971,628	$1,015,341
Net investment income	28,320	29,436	30,542	31,129	31,997	29,375	57,756	61,372
Fees and other income	13,642	13,324	11,910	12,501	11,996	13,593	26,966	25,589

	519,800	536,550	562,121	556,858	577,907	524,395	1,056,350	1,102,302

Benefits, losses and expenses:
Policyholder benefits	178,167	167,800	166,692	302,105	171,793	144,813	345,967	316,606
Selling, underwriting, general and administrative expenses	203,416	209,917	214,148	208,519	206,339	188,842	413,333	395,181

	381,583	377,717	380,840	510,624	378,132	333,655	759,300	711,787

Income before provision for income taxes	138,217	158,833	181,281	46,234	199,775	190,740	297,050	390,515
Provision for income taxes	46,989	54,165	62,806	15,292	68,733	65,996	101,154	134,729

Net operating income	$91,228	$104,668	$118,475	$30,942	$131,042	$124,744	$195,896	$255,786

Net earned premiums:
Homeowners (Creditor Placed & Voluntary)	$336,338	$348,447	$369,458	$368,066	$391,153	$342,335	$684,785	$733,488
Manufactured Housing (Creditor Placed & Voluntary)	55,128	55,876	56,275	55,389	56,484	57,061	111,004	113,545
Other	86,372	89,467	93,936	89,773	86,277	82,031	175,839	168,308

Total	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$971,628	$1,015,341

Gross earned premiums:
Homeowners (Creditor Placed & Voluntary)	$430,568	$437,391	$456,631	$450,274	$460,818	$402,062	$867,959	$862,880
Manufactured Housing (Creditor Placed & Voluntary)	77,083	77,484	79,690	80,570	80,069	80,850	154,567	160,919
Other	147,449	151,429	156,843	152,899	146,880	140,793	298,878	287,673

Total	$655,100	$666,304	$693,164	$683,743	$687,767	$623,705	$1,321,404	$1,311,472

Gross written premiums:
Homeowners (Creditor Placed & Voluntary)	$437,271	$412,706	$502,162	$492,069	$529,444	$419,501	$849,977	$948,945
Manufactured Housing (Creditor Placed & Voluntary)	77,969	69,852	76,346	80,909	79,451	70,131	147,821	149,582
Other	154,864	131,701	147,675	187,929	169,849	125,316	286,565	295,165

Total	$670,104	$614,259	$726,183	$760,907	$778,744	$614,948	$1,284,363	$1,393,692

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$655,100	$666,304	$693,164	$683,743	$687,767	$623,705	$1,321,404	$1,311,472
Ceded catastrophe reinsurance and reinstatements	(44,688)	(42,994)	(36,793)	(53,149)	(34,015)	(30,030)	(87,682)	(64,045)
Ceded to clients including U.S. Government	(132,574)	(129,520)	(136,702)	(117,366)	(119,838)	(112,248)	(262,094)	(232,086)

Net earned premiums	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$971,628	$1,015,341

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Creditor-Placed Homeowners Insurance (1):

Loans tracked (in millions):
Prime	25.4	25.7	25.9	26.2	26.3	26.2	25.4	26.3
Sub-prime	3.6	3.8	4.0	4.1	4.2	4.4	3.6	4.2

	29.0	29.5	29.9	30.3	30.5	30.6	29.0	30.5

Average placement rates:
Prime	1.18%	1.13%	1.07%	1.03%	0.99%	0.96%	1.18%	0.99%
Sub-prime	9.39%	9.14%	9.19%	8.92%	8.70%	8.33%	9.39%	8.70%

Average insured value (AIV):
Creditor-placed	$172	$168	$167	$166	$164	$161	$172	$164
Real estate owned	$228	$228	$228	$223	$217	$206	$228	$217

Percent of Real Estate Owned Policies:
% of creditor-placed gross earned premiums from REO policies	16%	20%	23%	23%	21%	21%	16%	21%
% of creditor-placed gross written premiums from REO policies	12%	20%	19%	23%	22%	21%	12%	22%

Ratios:
Loss ratio (a)	37.3%	34.0%	32.1%	58.9%	32.2%	30.1%	35.6%	31.2%
Expense ratio (b)	41.4%	41.4%	40.3%	39.7%	37.8%	38.1%	41.4%	38.0%
Combined ratio (c)	77.6%	74.5%	71.6%	97.1%	69.3%	67.4%	76.0%	68.4%

Investment yield (2)	4.77%	4.87%	5.01%	5.11%	5.16%	5.11%	4.82%	5.21%
Tax-adjusted yield (2) (3)	5.07%	5.18%	5.32%	5.43%	5.47%	5.32%	5.13%	5.47%

Investment income from real estate joint venture partnerships	$—	$—	$39	$—	$346	$—	$—	346

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Estimates based on client information and classification.
(2)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenues:
Net earned premiums and other considerations	$468,895	$472,346	$481,470	$486,700	$487,725	$496,060	$941,241	$983,785
Net investment income	12,073	12,477	12,745	13,769	15,302	15,648	24,550	30,950
Fees and other income	9,847	9,914	9,774	10,100	9,637	9,406	19,761	19,043

	490,815	494,737	503,989	510,569	512,664	521,114	985,552	1,033,778

Benefits, losses and expenses:
Policyholder benefits	357,644	321,960	314,329	311,790	325,504	306,565	679,604	632,069
Selling, underwriting, general and administrative expenses	149,157	150,240	151,275	152,345	143,804	157,181	299,397	300,985

	506,801	472,200	465,604	464,135	469,308	463,746	979,001	933,054

Income before provision for income taxes	(15,986)	22,537	38,385	46,434	43,356	57,368	6,551	100,724
Provision for income taxes	(5,656)	7,865	13,319	16,230	15,635	20,105	2,209	35,740

Net operating income	$(10,330)	$14,672	$25,066	$30,204	$27,721	$37,263	$4,342	$64,984

Net earned premiums and other considerations:
Individual:
Individual medical	$316,093	$317,070	$319,704	$319,188	$318,095	$319,756	$633,163	$637,851
Short-term medical	26,604	26,048	25,978	27,335	24,583	23,539	52,652	48,122

Subtotal	342,697	343,118	345,682	346,523	342,678	343,295	685,815	685,973
Small employer group	126,198	129,228	135,788	140,177	145,047	152,765	255,426	297,812

Total	$468,895	$472,346	$481,470	$486,700	$487,725	$496,060	$941,241	$983,785

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Sales (annualized issued premiums):
Individual:
Individual medical	$84,707	$88,769	$84,603	$87,600	$78,080	$79,976	$173,476	$158,056
Short-term medical	34,509	37,199	33,785	35,969	34,990	32,972	71,708	67,962

Subtotal	119,216	125,968	118,388	123,569	113,070	112,948	245,184	226,018
Small employer group	37,708	29,978	27,008	27,189	25,864	26,161	67,686	52,025

Total	$156,924	$155,946	$145,396	$150,758	$138,934	$139,109	$312,870	$278,043

Membership by product line (in thousands):
Individual:
Individual medical	570	572	578	585	587	599	570	587
Short-term medical	95	94	92	101	101	87	95	101

Subtotal	665	666	670	686	688	686	665	688
Small employer group	123	123	131	136	142	152	123	142

Total	788	789	801	822	830	838	788	830

Ratios:
Loss ratio (a)	76.3%	68.2%	65.3%	64.1%	66.7%	61.8%	72.2%	64.2%
Expense ratio (b)	31.2%	31.2%	30.8%	30.7%	28.9%	31.1%	31.2%	30.0%
Combined ratio (c)	105.9%	97.9%	94.8%	93.4%	94.4%	91.7%	101.9%	93.0%

Investment yield (1)	5.45%	5.59%	5.51%	5.67%	5.84%	6.12%	5.51%	5.96%
Tax-adjusted yield (1) (2)	5.70%	5.84%	5.78%	5.95%	6.13%	6.32%	5.76%	6.20%

Investment income from real estate joint venture partnerships	$—	$—	$51	$—	$691	$—	$—	$691

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Year Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenues:
Net earned premiums and other considerations	$262,198	$263,831	$280,970	$277,093	$273,248	$280,437	$526,029	$553,685
Net investment income	33,466	34,157	34,461	35,278	38,919	38,369	67,623	77,288
Fees and other income	7,540	6,758	5,901	6,475	7,208	6,555	14,298	13,763

	303,204	304,746	321,332	318,846	319,375	325,361	607,950	644,736

Benefits, losses and expenses:
Policyholder benefits	186,770	198,728	196,690	185,951	193,642	199,401	385,498	393,043
Selling, underwriting, general and administrative expenses	97,993	95,287	102,835	99,726	97,354	100,901	193,280	198,255

	284,763	294,015	299,525	285,677	290,996	300,302	578,778	591,298

Income before provision for income taxes	18,441	10,731	21,807	33,169	28,379	25,059	29,172	53,438
Provision for income taxes	6,313	3,709	7,669	11,712	9,749	8,727	10,022	18,476

Net operating income	$12,128	$7,022	$14,138	$21,457	$18,630	$16,332	$19,150	$34,962

Net earned premiums and other considerations:
Group dental	$105,306	$105,565	$110,084	$109,982	$108,976	$106,073	$210,871	$215,049
Group disability single premiums for closed blocks	—	—	5,947	—	—	5,500	—	5,500
All other group disability	108,495	109,704	113,832	115,749	113,327	116,300	218,199	229,627
Group life	48,397	48,562	51,107	51,362	50,945	52,564	96,959	103,509

Total	$262,198	$263,831	$280,970	$277,093	$273,248	$280,437	$526,029	$553,685

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2009	2009	2008	2008	2008	2008	2009	2008
Sales:
Group dental	$16,904	$31,573	$16,487	$24,918	$23,021	$45,625	$48,477	$68,646
Group disability	8,207	14,172	9,310	13,972	10,404	18,909	22,379	29,313
Group life	5,086	9,859	5,738	6,936	5,775	9,836	14,945	15,611

Total	$30,197	$55,604	$31,535	$45,826	$39,200	$74,370	$85,801	$113,570

Ratios:
Loss ratio (a)	71.2%	75.3%	70.0%	67.1%	70.9%	71.1%	73.3%	71.0%
Expense ratio (b)	36.3%	35.2%	35.8%	35.2%	34.7%	35.2%	35.8%	34.9%

Investment yield (1)	5.86%	5.98%	5.94%	5.98%	6.25%	6.29%	5.92%	6.29%
Tax-adjusted yield (1) (2)	5.93%	6.05%	6.01%	6.06%	6.33%	6.35%	5.99%	6.36%

Investment income from real estate joint venture partnerships	$—	$—	$84	$—	$1,210	$—	$—	$1,210

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
($ in thousands)	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	3,967	4,414	5,379	6,599	6,568	7,652	8,381	14,220
Net realized losses on investments	(6,142)	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(61,831)	(77,717)
Amortization of deferred gains on disposal of businesses	6,750	6,802	7,327	7,379	7,327	7,379	13,552	14,706
Fees and other income	139,214	1,679	190	212	2,771	63	140,893	2,834

	143,789	(42,794)	(38,861)	(285,015)	(17,908)	(28,049)	100,995	(45,957)

Benefits, losses and expenses:
Policyholder benefits	5,496	(168)	6	12	1,096	—	5,328	1,096
Selling, underwriting, general and administrative expenses	27,575	23,431	21,767	19,448	35,281	16,193	51,006	51,474
Interest expense	15,160	15,189	15,188	15,190	15,287	15,288	30,349	30,575

	48,231	38,452	36,961	34,650	51,664	31,481	86,683	83,145

Loss before benefit for income taxes	95,558	(81,246)	(75,822)	(319,665)	(69,572)	(59,530)	14,312	(129,102)
(Benefit) provision for income taxes	23,156	(5,154)	(88,700)	(105,246)	(49,778)	(20,464)	18,002	(70,242)

Net (loss) income	$72,402	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(3,690)	$(58,860)

Real estate investment income	$—	$—	$—	$—	$—	$—	$—	$—

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net (loss) income	$72,402	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(3,690)	$(58,860)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(4,388)	(4,421)	(4,763)	(4,796)	(4,763)	(4,796)	(8,809)	(9,559)
Interest expense	9,854	9,873	9,872	9,874	9,937	9,937	19,727	19,874
Net realized losses on investments	3,992	36,198	33,642	194,483	22,473	28,043	40,190	50,516
Tax benefit realized from the sale of an inactive subsidiary	—	—	(62,364)	—	(26,630)	—	—	(26,630)
Change in tax valuation allowance	(13,021)	21,000	—	—	—	—	7,979	—
Legal settlement	(84,996)	—	—	—	—	—	(84,996)	—

Corporate and other line item result (1)	$(16,157)	$(13,442)	$(10,735)	$(14,858)	$(18,777)	$(5,882)	$(29,599)	$(24,659)

(1)	Reconciles to Corporate and other result per Reconciliation of Net Operating Income to Net Income on page 5.

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of June 30, 2009		As of December 31, 2008
Investments by type
Fixed maturity securities: available for sale, at fair value	$9,407,954	70.0%	$8,631,687	65.9%
Equity securities: available for sale, at fair value
Preferred stock	442,015	3.3%	430,403	3.3%
Common stock	4,158	0.0%	4,049	0.0%
Commercial mortgage loans on real estate, at amortized cost	1,470,121	10.9%	1,506,694	11.5%
Policy loans	56,548	0.4%	58,096	0.4%
Short-term investments	521,651	3.9%	703,402	5.4%
Collateral held under securities lending	210,703	1.6%	234,027	1.8%
Other investments	525,827	3.9%	498,434	3.8%

Total investments	12,638,977	94.0%	12,066,792	92.1%
Cash and cash equivalents	809,182	6.0%	1,040,684	7.9%

Total investments and cash and cash equivalents	$13,448,159	100.0%	$13,107,476	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$5,956,384	63.3%	$5,712,630	66.2%
Baa	2,699,070	28.7%	2,398,830	27.8%
Ba	579,886	6.2%	403,636	4.7%
B and lower	172,614	1.8%	116,591	1.4%

Total	$9,407,954	100.0%	$8,631,687	100.0%

Assurant, Inc. and Subsidiaries

Investments (continued)

(Unaudited)

	As of June 30, 2009				As of December 31, 2008
($ in thousands)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$118,911	$125,195	1.3%	$6,284	$136,725	$150,487	1.8%	$13,762
State, municipalities and political subdivisions	866,104	885,984	9.4%	19,880	874,134	873,580	10.1%	(554)
Foreign governments	570,562	577,634	6.1%	7,072	503,620	513,318	5.9%	9,698
Corporate (1):
Consumer Cyclical	992,364	957,353	10.2%	(35,011)	1,035,228	915,887	10.6%	(119,341)
Consumer Non-Cyclical	319,109	323,516	3.4%	4,407	315,544	302,847	3.5%	(12,697)
Energy	686,926	683,176	7.3%	(3,750)	670,000	604,332	7.0%	(65,668)
Financials	1,990,784	1,808,378	19.2%	(182,406)	1,869,195	1,672,525	19.4%	(196,670)
Health Care	421,948	416,390	4.4%	(5,558)	306,016	290,410	3.4%	(15,606)
Industrials	966,316	937,283	10.0%	(29,033)	949,846	851,921	9.9%	(97,925)
Materials	245,940	231,166	2.5%	(14,774)	262,411	220,934	2.6%	(41,477)
Technology	159,402	158,789	1.7%	(613)	126,410	120,626	1.4%	(5,784)
Telecommunications	450,561	459,812	4.9%	9,251	388,872	376,896	4.4%	(11,976)
Utilities	830,844	849,557	9.0%	18,713	793,188	767,630	8.9%	(25,558)
Other corporate	359	375	0.0%	16	363	374	0.0%	11
Asset-backed securities	51,188	50,090	0.5%	(1,098)	62,184	59,906	0.7%	(2,278)
Commercial mortgage-backed securities	229,974	203,318	2.2%	(26,656)	241,458	198,103	2.3%	(43,355)
Residential mortgage-backed securities (RMBS):
Agency	679,855	714,200	7.6%	34,345	654,370	683,521	7.9%	29,151
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	21,037	16,957	0.2%	(4,080)	22,911	22,390	0.3%	(521)
Other	4,569	3,886	0.0%	(683)	352	365	0.0%	13
Collaterized debt obligations:
Credit backed	7,020	4,895	0.1%	(2,125)	5,817	5,635	0.1%	(182)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,613,773	$9,407,954	100.0%	$(205,819)	$9,218,644	$8,631,687	100.0%	$(586,957)

(1)	Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended June 30, 2009			For the Three Months Ended June 30, 2008			For the Six Months Ended June 30, 2009			For the Six Months Ended June 30, 2008
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities: available for sale	5.90%	$139,767	$1,373	6.04%	$147,716	$(25,222)	5.93%	$278,540	$(18,740)	6.00%	$295,708	$(59,575)
Equity securities: available for sale	7.34%	9,516	(855)	6.77%	13,412	(8,371)	7.27%	19,386	(36,395)	6.56%	25,025	(16,768)
Commercial mortgage loans on real estate	6.32%	23,420	(5,306)	6.46%	23,861	952	6.32%	47,102	(5,306)	6.51%	47,624	952
Policy loans	5.70%	815	—	6.48%	917	—	5.54%	1,591	—	6.30%	1,788	—
Cash and short-term investments	1.21%	4,035	50	2.90%	11,228	(1)	1.42%	10,418	54	3.36%	24,159	3
Other investments*	3.33%	4,222	(1,404)	7.47%	10,558	(1,932)	3.97%	10,009	(1,444)	6.32%	17,597	(2,329)

Total		181,775	$(6,142)		207,692	$(34,574)		367,046	$(61,831)		411,901	$(77,717)

Investment expenses		(6,843)			(6,481)			(13,635)			(12,916)

Net investment income		$174,932			$201,211			$353,411			$398,985

Gross realized gains			$8,750			$11,066			$15,346			$39,465
Gross realized losses			(10,578)			(18,067)			(47,424)			(46,200)
Other-than-temporary impairments on available for sale securities			(4,314)			(27,573)			(29,753)			(70,982)

Net realized (losses) gains			$(6,142)			$(34,574)			$(61,831)			$(77,717)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with the Assurant Investment Plan.

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items - (1)

Income / (Expense) Items

(unaudited)

	For the Three Months Ended
($ in millions, after-tax)		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
		$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**
Assurant Solutions:
Exit cost for international business	(c)(d)	$—	$—	$—	$—	$(9.7)	$(0.08)	$—	$—	$—	$—	$—	$—
Loss from repriced/discontinued international product	(b)(c)	$—	$—	$—	$—	$—	$—	$—	$—	$(6.9)	$(0.06)	$—	$—
Client bankruptcies	(c)	$—	$—	$—	$—	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—
Client related settlements	(a)(c)	$—	$—	$—	$—	$5.9	$0.05	$(7.7)	$(0.06)	$—	$—	$11.7	$0.10
Restructuring costs	(c)	$(2.4)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Specialty Property:
Catastrophe losses, net of reinsurance (2)	(b)	$—	$—	$—	$—	$(5.1)	$(0.04)	$(86.2)	$(0.73)	$(11.5)	$(0.10)	$—	$—
Client related settlements	(c)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4.6	$0.04
Reinsurance reinstatement premiums	(e)	$—	$—	$—	$—	$—	$—	$(8.6)	$(0.07)	$—	$—	$—	$—
Restructuring costs	(c)	$(2.5)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Health:
Reserve strengthening	(b)	$(9.0)	$(0.08)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Employee Benefits:
Reserve adequacy study adjustment	(b)	$—	$—	$—	$—	$3.5	$0.03	$—	$—	$—	$—	$—	$—
Restructuring costs	(c)	$(1.5)	$(0.01)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Corporate and Other:
Expenses related to SEC investigation (3)	(c)	$—	$—	$—	$—	$1.7	$0.01	$—	$—	$(3.0)	$(0.03)	$(1.6)	$(0.01)
Change in various tax liabilities/receivables	(d)	$—	$—	$—	$—	$—	$—	$(4.0)	$(0.03)	$—	$—	$—	$—
Compensation expense	(c)	$—	$—	$(4.6)	$(0.04)	$—	$—	$—	$—	$—	$—	$—	$—

Statement of Operations line impact:

(a)	Fees and other income

(b)	Policyholder benefits

(c)	Selling, underwriting, general and administrative expenses

(d)	Income taxes

(e)	Net earned premiums

*	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.
**	Diluted earnings per share amounts reflect the adoption of FSP EITF 03-6-1 as of 1/1/09. For further information on FSP EITF 03-6-1, please see our previously filed first quarter 2009 Form 10-Q and our upcoming second quarter 2009 Form 10-Q.
(1)	See Footnote (1) Regulation G—Non GAAP Financial Measures on page 1.
(2)	Assurant disclosed catastrophe losses including Individual Services Office (“ISO”) and non-ISO events with losses greater than $5 million. Catastrophe losses in the three months ended June 30, 2008 include paid losses and case reserves on all ISO events, but do not include IBNR reserves.
(3)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc. and Subsidiaries

Ratings Summary

(Unaudited)

As of June 30, 2009
	A.M. Best	Moody’s	Standard & Poor’s
Outlook	Stable	Stable	Negative

Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A-	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A-	N/A	N/A
John Alden Life Insurance Company	A-	A2	A
Reliable Lloyds	A-	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	A
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A-	N/A	N/A

Commercial Paper	AMB-2	P-2	A-
Senior Debt	bbb	Baa1	BBB+

Exhibit I

Assurant, Inc. and Subsidiaries

Top 30 Corporate Issuer Exposures

(unaudited)

	As of June 30, 2009
($ in thousands)	Fixed Maturity Securities			Preferred Stocks
Corporate Issuer	Fair Value	Book Value	Unrealized Gain/Loss	Fair Value	Book Value	Unrealized Gain/Loss
Bank of America Corp	$89,869	$107,552	$(17,683)	$34,823	$48,498	$(13,675)
General Electric Co	111,218	122,054	(10,836)	6,756	7,916	(1,160)
Wells Fargo & Company	93,256	99,454	(6,198)	17,361	16,837	524
Verizon Communications Inc	99,143	97,439	1,704	—	—	—
AT&T Inc	93,750	89,915	3,835	—	—	—
HSBC Holdings PLC	65,899	69,323	(3,424)	25,164	29,544	(4,380)
MidAmerican Energy Hldgs	69,496	66,973	2,523	735	1,017	(282)
JPMorgan Chase & Co	53,891	60,056	(6,165)	16,258	17,987	(1,729)
Comcast Corp	60,681	62,469	(1,788)	—	—	—
US Bancorp	17,115	18,546	(1,431)	41,910	53,371	(11,461)
IBM Corp	57,584	56,732	852	—	—	—
Canadian Imperial Bank	55,395	52,010	3,385	—	—	—
ConocoPhillips	54,824	51,146	3,678	—	—	—
Goldman Sachs Group Inc	44,992	50,966	(5,974)	7,948	9,637	(1,689)
Prudential Financial Inc	50,215	56,601	(6,386)	—	—	—
PNC Financial Services	28,718	30,099	(1,381)	20,939	22,498	(1,559)
Citigroup Inc	49,305	60,714	(11,409)	—	—	—
Wal-Mart Stores Inc	49,099	46,497	2,602	—	—	—
Deere & Co	48,890	45,728	3,162	—	—	—
Wyeth	48,484	46,051	2,433	—	—	—
Duke Energy Corp	48,448	46,405	2,043	—	—	—
MetLife Inc	33,242	34,655	(1,413)	14,645	17,349	(2,704)
Time Warner Cable Inc	45,014	43,999	1,015	—	—	—
Burlington Northern Santa Fe	44,904	44,579	325	—	—	—
Target Corp	44,670	44,180	490	—	—	—
Manulife Financial Corp	31,603	34,327	(2,724)	13,040	12,971	69
FML LLC	44,096	54,849	(10,753)	—	—	—
Transcanada Corp	41,749	36,765	4,984	—	—	—
Roche Holding AG	41,397	39,869	1,528	—	—	—
Morgan Stanley Capital	41,290	49,957	(8,667)	—	—	—

	$1,658,237	$1,719,910	$(61,673)	$199,579	$237,625	$(38,046)

Exhibit II

Assurant, Inc. and Subsidiaries

Commercial Mortgage Loans Summary

(unaudited)

($ in thousands)	As of June 30, 2009
Summary of Commercial Mortgage Loans (1)	Book Value	% of Total
Geographic Region
Pacific	$500,741	34%
Middle Atlantic	265,122	18%
New England	179,181	12%
South Atlantic	172,060	12%
Mountain	165,849	11%
West South Central	84,540	6%
West North Central	44,805	3%
East South Central	27,252	2%
Canada	23,186	2%
East North Central	18,601	1%
Allowance for loan losses	(11,216)	—

Total	$1,470,121	100%

Property Type
Retail	$487,069	33%
Office	479,886	33%
Industrial	383,197	26%
Other	72,066	5%
Apartments	59,119	4%
Allowance for loan losses	(11,216)	—

Total	$1,470,121	100%

Loan Size
Under $3 million	$572,903	39%
$3 million but less than $6 million	490,323	33%
$6 million but less than $9 million	238,451	16%
$9 million but less than $12 million	59,171	4%
$12 million and over	120,489	8%
Allowance for loan losses	(11,216)	—

Total	$1,470,121	100%

Commercial Mortgage Loan Information by Vintage

As of June 30, 2009

Loan year	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Property value weighted average loan-to-value	Book value weighted average loan-to-value
2004 and prior	$600,774	—	288	—	$2,086	31.07%	45.64%
2005	249,829	—	72	—	3,470	48.78%	56.70%
2006	175,144	—	62	—	2,825	44.93%	53.70%
2007	288,978	—	90	—	3,211	56.75%	63.50%
2008	155,470	—	42	—	3,701	54.74%	57.56%
2009	11,142	—	2	—	5,571	65.03%	65.57%
Allowance for loan losses	(11,216)	—	N/A	—	N/A	N/A	N/A

Total	$1,470,121	—	556	—	$2,644	40.63%	53.34%

(1)	Based upon property appraisals as of June 30, 2008.